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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2008

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02  Results of Operations and Financial Condition.

On February 13, 2008, Advance Auto Parts, Inc. (the “Company”) issued a press release setting forth its financial results for its fourth quarter and fiscal year ended December 29, 2007. This release also includes forward looking statements related to the Company's 2008 fiscal year. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 13, 2008, the Company announced the following changes to its management team.

Elwyn G. Murray III was named the Company’s Executive Vice President, Customer Development Officer.  Mr. Murray has responsibility for DIY and DIFM customer strategy, segment management and value proposition development and deployment.  These responsibilities also include Merchandising, Marketing and Advertising.  Mr. Murray formerly served as the Company’s Executive Vice President, Merchandising, Supply Chain and Technology.  Mr. Murray reports to the President and CEO.

Jimmie L. Wade was named the Company’s Executive Vice President, Customer Experience Officer.  Mr. Wade has responsibility for DIY and DIFM operations, new store development and the accompanying customer experience.  These responsibilities include Store Operations, Real Estate, Business Development and Autopart International.  Mr. Wade, a named executive officer of the Company, formerly served as the Company’s Executive Vice President, Business Development.  Mr.Wade reports to the President and CEO.

Paul W. Klasing was named the Company’s Senior Vice President, Corporate Development, a non-executive officer position.  Mr. Klasing will be responsible for evaluating and developing additional business opportunities for the Company.  Mr. Klasing, who was previously a named executive officer of the Company, formerly served as the Executive Vice President, Stores.  Mr. Klasing will continue to report to the Executive Vice President, Customer Experience Officer.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	99.1	Press Release, dated February 13, 2008, issued by Advance Auto Parts, Inc.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 13, 2008	/s/ Darren R. Jackson
(Signature)*
Darren R. Jackson
President and Chief Executive Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated February 13, 2008, issued by Advance Auto Parts, Inc.